PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2012
Property and Equipment, Net

	December 31,
	2011	2012
Cost:
Computers and peripheral equipment	$58,779	$64,026
Office furniture and equipment	5,728	5,966
Building	33,863	34,396
Leasehold improvement	4,466	5,393

	102,836	109,781
Accumulated depreciation	66,197	72,808

Property and equipment, net	$36,639	$36,973